Exhibit 10.1(a)

AVNET, INC.
TERM SHEET FOR 2010 STOCK COMPENSATION PLAN
NONQUALIFIED STOCK OPTIONS

FOR GOOD AND VALUABLE CONSIDERATION, Avnet, Inc. (the “Company”), hereby grants to the Participant named below the nonqualified stock option (the “Option”) to purchase any part or all of the number of shares of its common stock (the “Stock”) that are covered by this Option, as specified below, at the exercise price per share specified below and upon the terms and subject to the conditions set forth in this Term Sheet, the Avnet, Inc. 2010 Stock Compensation Plan (the “Plan”), and the Standard Terms and Conditions for Nonqualified Stock Options (the “Standard Terms and Conditions”) attached to this Term Sheet.

Name of Participant:

Social Security Number:

Grant Date:

Number of Shares of Stock covered by Option:

Exercise Price Per Share:	$

Expiration Date:

Vesting Schedule:

This Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended. By accepting this Term Sheet, the Participant acknowledges that he or she has received and read, and agrees that this Option shall be subject to, the terms of this Term Sheet, the Plan, and the Standard Terms and Conditions.

AVNET, INC.
Participant’s Printed Name Participant Signature
By:
Title:	Address (please print):

AVNET, INC.
STANDARD TERMS AND CONDITIONS FOR
NONQUALIFIED STOCK OPTIONS

These Standard Terms and Conditions for Nonqualified Stock Options (the “Standard Terms and Conditions”) apply to any Options granted under the Avnet, Inc. 2010 Stock Compensation Plan (the “Plan”) that are identified as nonqualified stock options and evidenced by a Term Sheet or an action of the Administrator that refers to these Standard Terms and Conditions.

1.	TERMS OF OPTION

Avnet, Inc. (“Avnet”) has granted to the Participant named in the attached Term Sheet a nonqualified stock option (the “Option”) to purchase up to the number of shares of Avnet’s common stock (the “Stock”) set forth in the Term Sheet, at the purchase price per share and upon the other terms and subject to the conditions set forth in the Term Sheet, these Standard Terms and Conditions, and the Plan. For purposes of these Standard Terms and Conditions and the Term Sheet, the “Company” refers to Avnet and its Subsidiaries.

2.	NON-QUALIFIED STOCK OPTION

The Option is not intended to be an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

3.	EXERCISE OF OPTION

The Option shall not be exercisable as of the grant date set forth in the Term Sheet (the “Grant Date”). After the Grant Date, the Option shall be exercisable only to the extent that it becomes vested in accordance with the vesting schedule set forth in the Term Sheet, subject to termination or acceleration as provided in these Standard Terms and Conditions and the Plan. If the Participant’s employment with the Company terminates, the Option shall cease to be exercisable, except to the extent set forth in Section 4, below.

The vesting period and/or exercisability of an Option may be adjusted by the Administrator to reflect the decreased level of employment during any period in which the Participant is on an approved leave of absence or is employed on a less than full time basis, provided that the Administrator may take into consideration any accounting consequences to the Company.

To exercise the Option (or any part thereof), the Participant shall deliver to Avnet a “Notice of Exercise” on a form specified by the Administrator, specifying the number of whole shares of Stock Participant wishes to purchase, and shall pay the Exercise Price for such shares.

The exercise price of the Option (the “Exercise Price”) is set forth in the Term Sheet. The Exercise Price and/or any required tax withholding may be paid in cash or by certified or cashiers’ check, by “cashless” exercise methods such as direct share withholding, or by such other method (including transfer of Stock previously owned by the Participant, or broker-assisted Regulation T simultaneous exercise and sale), as the Administrator permits in its sole discretion. Fractional shares may not be exercised.

Shares of Stock will be issued as soon as practical after exercise; provided, however, that Avnet shall not be obligated to deliver shares of Stock if (a) the Participant has not satisfied all applicable tax withholding obligations, (b) the Stock is not properly registered or subject to an applicable exemption therefrom, (c) the Stock is not listed on the stock exchanges on which Avnet’s Stock is otherwise listed, or (d) Avnet determines that the exercisability of the Option or the delivery of shares hereunder would violate any federal or state securities or other applicable laws. The Option may be rescinded if necessary to ensure compliance with federal, state or other applicable laws. The Participant shall not acquire or have any rights as a shareholder of Avnet until shares of Stock issuable upon exercise of the Option are actually issued and delivered to the Participant in accordance herewith.

4.	EXPIRATION OF OPTION

Except as provided in this Section 4, the Option shall expire and cease to be exercisable as of the Expiration Date set forth in the Term Sheet.

A.	If the Participant’s employment or service with the Company terminates prior to a Change in Control for any reason other than death, disability, or Retirement (as defined below), the Option shall immediately expire and cease to be exercisable.

B.	If the Participant’s employment or service with the Company terminates by reason of Retirement (as defined below), the Option shall continue to vest as set forth in the Term Sheet and these Standard Terms and Conditions and, subject to the special rules that apply in the event of death (as set forth in Paragraph D, below), shall remain exercisable until the earlier of (i) the fifth anniversary of the termination event or (ii) the Expiration Date (unless such Option shall sooner be surrendered for termination or expire). For purposes hereof, a cessation of employment will be treated as a “Retirement” if (and only if) (a) the cessation of employment occurs after (I) the Participant has attained at least age 55 and been credited with at least five years of service with the Company and (II) the combination of the Participant’s age plus years of service is no less than 65; and (b) the Participant has signed a two-year non-competition agreement in a form acceptable to the Company.

C.	If the Participant’s employment or service with the Company terminates by reason of disability (as determined by the Administrator in its sole discretion), the Option shall remain exercisable only to the extent vested as of such cessation of employment and shall cease to be exercisable upon the earlier of (i) three months after the date of the termination event or (ii) the Expiration Date (unless such Option shall sooner be surrendered for termination or expire).

D.	If the Participant’s employment or service with the Company terminates by reason of death or the Participant dies within five years after Retirement from the Company (as defined above), the Option shall be exercisable only to the extent vested as of the date of death and shall cease to be exercisable upon the earliest of (i) the first anniversary of the Participant’s death, (ii) the Expiration Date, or (iii) the fifth anniversary of the Participant’s termination date, as set forth in Paragraph B, above.

E.	Notwithstanding any other provision of these Standard Terms and Conditions, in the event of a Change in Control, the Option shall become immediately exercisable in full (unless it shall sooner have been surrendered for termination or have expired).

F.	In the event of a public solicitation by any person, firm or corporation other than the Company, of tenders of 50% or more of the then outstanding Stock (known conventionally as a “tender offer”), the Administrator may (in its sole discretion) accelerate exercisability of the Option if the Participant is then employed with the Company, so that the Option shall become immediately exercisable in full; provided, however, that any such accelerated exercisability shall cease upon the expiration, termination or withdrawal of such “tender offer,” whereupon the Option shall be exercisable only to the extent that it would have been exercisable if no such acceleration or exercisability had been authorized.

5.	RESTRICTIONS ON RESALES OF OPTION SHARES

The Company may impose such restrictions, conditions, and limitations as it determines appropriate as to the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any shares of Stock issued as a result of the exercise of the Option, including (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant and other optionholders, and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

6.	TAXES

The Participant acknowledges that the delivery of shares of Stock following exercise of the Option will generally give rise to a withholding tax obligation, and that the issuance of             shares of Stock hereunder is conditioned on timely satisfying such withholding obligation. The Participant shall make arrangements satisfactory to the Company for satisfying such withholding obligations. The Administrator, in its sole discretion, may allow the Participant to satisfy all or part of such tax obligation through withholding of shares of Stock otherwise issuable to the Participant; the Participant transferring to Avnet nonrestricted shares of Stock previously owned by the Participant; and/or allowing the Participant to engage in a broker-assisted Regulation T simultaneous exercise and sale. No provision of the Plan, the Term Sheet, or these Standard Terms and Conditions shall be construed to transfer to the Company or any of its affiliates any responsibility to pay any income, employment, excise, or other taxes attributable to the grant or exercise of the Option or the disposition of the underlying shares.

7.	NON-TRANSFERABILITY OF OPTION

Except to the extent permitted by this Section 7, the Option shall be exercisable during the Participant’s lifetime only by the Participant. The Option may not be sold, transferred, pledged, assigned, exchanged, encumbered, or otherwise alienated or hypothecated, except (i) by testamentary disposition by the Participant or the laws of descent and distribution, or (ii) to the extent otherwise permitted by the Plan, if (and only if) approved by the Administrator in its sole discretion.

8.	THE PLAN; DEFINED TERMS; ENTIRE AGREEMENT

In addition to these Standard Terms and Conditions, the Option shall be subject to the terms of the Plan, which are incorporated into these Standard Terms and Conditions by this reference. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan, and the rules of construction set forth in the Plan shall also apply to these Standard Terms and Conditions.

The Term Sheet, these Standard Terms and Conditions, and the Plan constitute the entire understanding between the Participant and the Company regarding the Option. Any prior agreements, commitments or negotiations concerning the Option are superseded.

9.	LIMITATION OF INTEREST IN SHARES SUBJECT TO OPTION

Neither the Participant (individually or as a member of a group) nor any beneficiary or other person claiming under or through the Participant shall have any right, title, interest, or privilege in or to any shares of Stock allocated or reserved for the purpose of the Plan or subject to the Term Sheet or these Standard Terms and Conditions, except as to such shares of Stock, if any, that have been issued to such person upon exercise of the Option or any part of it. Nothing in the Plan, the Term Sheet, these Standard Terms and Conditions, or any other instrument executed pursuant to the Plan shall confer upon the Participant any right to continue in the Company’s employ or service or limit in any way the Company’s right to terminate the Participant’s employment or service at any time and for any reason.

Neither the Award of this Option nor any shares of Stock issuable pursuant thereto shall be included in compensation for purposes of determining the amount payable to or on behalf of the Participant under any pension, savings, retirement, life insurance, or other employee or director benefits arrangement of the Company, unless otherwise determined by the plan sponsor.

10.	GENERAL

If any provision of these Standard Terms and Conditions is declared to be illegal, invalid, or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid, and enforceable, or otherwise deleted, and the remainder of these Standard Terms and Conditions shall not be affected except to the extent necessary to reform or delete such illegal, invalid, or unenforceable provision.

The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of these Standard Terms and Conditions, nor shall they affect its meaning, construction, or effect.

These Standard Terms and Conditions shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

The Participant acknowledges that a copy of the Plan, the Plan prospectus, and Avnet’s most recent annual report to its shareholders has been delivered to the Participant.

The Plan, the Term Sheet, and these Standard Terms and Conditions shall be governed, construed, interpreted, and administered solely in accordance with the laws of the state of New York, without regard to principles of conflicts of law.

All questions arising under the Plan, the Term Sheet, and these Standard Terms and Conditions shall be decided by the Administrator in its total and absolute discretion. It is expressly understood that the Administrator is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan, the Term Sheet, and these Standard Terms and Conditions; all such determinations shall be binding upon the Participant.

Exhibit 10.1 (b)

AVNET, INC.
TERM SHEET FOR 2010 STOCK COMPENSATION PLAN
INCENTIVE STOCK OPTIONS

FOR GOOD AND VALUABLE CONSIDERATION, Avnet, Inc. (the “Company”), hereby grants to the Participant named below the incentive stock option (the “Option”) to purchase any part or all of the number of shares of its common stock (the “Stock”) that are covered by this Option, as specified below, at the exercise price per share specified below and upon the terms and subject to the conditions set forth in this Term Sheet, the Avnet, Inc. 2010 Stock Compensation Plan (the “Plan”), and the Standard Terms and Conditions for Incentive Stock Options (the “Standard Terms and Conditions”) attached to this Term Sheet.

Name of Participant:

Social Security Number:

Grant Date:

Number of Shares of Stock covered by Option:

Exercise Price Per Share:	$

Expiration Date:

Vesting Schedule:

This Option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended. By accepting this Term Sheet, the Participant acknowledges that he or she has received and read, and agrees that this Option shall be subject to, the terms of this Term Sheet, the Plan, and the Standard Terms and Conditions.

AVNET, INC. By:	Participant’s Printed Name

Title:	Participant Signature

Address: (please print)

AVNET, INC.
STANDARD TERMS AND CONDITIONS FOR
INCENTIVE STOCK OPTIONS

These Standard Terms and Conditions for Incentive Stock Options (the “Standard Terms and Conditions”) apply to any Options granted under the Avnet, Inc. 2010 Stock Compensation Plan (the “Plan”) that are identified as incentive stock options and evidenced by a Term Sheet or an action of the Administrator that refers to these Standard Terms and Conditions.

1.	TERMS OF OPTION

Avnet, Inc. (“Avnet”) has granted to the Participant named in the attached Term Sheet an incentive stock option (the “Option”) to purchase up to the number of shares of Avnet’s common stock (the “Stock”) set forth in the Term Sheet, at the purchase price per share and upon the other terms and subject to the conditions set forth in the Term Sheet, these Standard Terms and Conditions, and the Plan. For purposes of these Standard Terms and Conditions and the Term Sheet, the “Company” refers to Avnet and its Subsidiaries.

The Option is intended to be an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), except to the extent otherwise provided herein. To the extent required by Section 422(d) of the Code, the Option shall not be treated as an incentive stock option to the extent that the aggregate fair market value of             shares of Stock with respect to incentive stock options that are exercisable for the first time during any calendar year exceeds $100,000.

2.	EXERCISE OF OPTION

The Option shall not be exercisable as of the grant date set forth in the Term Sheet (the “Grant Date”). After the Grant Date, the Option shall be exercisable only to the extent that it becomes vested in accordance with the vesting schedule set forth in the Term Sheet, subject to termination or acceleration as provided in these Standard Terms and Conditions and the Plan. If the Participant’s employment with the Company terminates, the Option shall cease to be exercisable, except to the extent set forth in Section 4, below.

The vesting period and/or exercisability of an Option may be adjusted by the Administrator to reflect the decreased level of employment during any period in which the Participant is on an approved leave of absence or is employed on a less than full time basis, provided that the Administrator may take into consideration any accounting consequences to the Company.

To exercise the Option (or any part thereof), the Participant shall deliver to Avnet a “Notice of Exercise” on a form specified by the Administrator, specifying the number of whole shares of Stock Participant wishes to purchase, and shall pay the Exercise Price for such shares.

The exercise price of the Option (the “Exercise Price”) is set forth in the Term Sheet. The Exercise Price and/or any required tax withholding may be paid in cash or by certified or cashiers’ check, by “cashless” exercise methods such as direct share withholding, or by such other method (including transfer of Stock previously owned by the Participant, or broker-assisted Regulation T simultaneous exercise and sale), as the Administrator permits in its sole discretion. Fractional shares may not be exercised.

Shares of Stock will be issued as soon as practical after exercise; provided, however, that Avnet shall not be obligated to deliver shares of Stock if (a) the Participant has not satisfied all applicable tax withholding obligations, (b) the Stock is not properly registered or subject to an applicable exemption therefrom, (c) the Stock is not listed on the stock exchanges on which Avnet’s Stock is otherwise listed, or (d) Avnet determines that the exercisability of the Option or the delivery of shares hereunder would violate any federal or state securities or other applicable laws. The Option may be rescinded if necessary to ensure compliance with federal, state or other applicable laws. The Participant shall not acquire or have any rights as a shareholder of Avnet until shares of Stock issuable upon exercise of the Option are actually issued and delivered to the Participant in accordance herewith.

3.	EXPIRATION OF OPTION

Except as provided in this Section 3, the Option shall expire and cease to be exercisable as of the Expiration Date set forth in the Term Sheet.

A.	If the Participant ceases to be employed by the Company prior to a Change in Control for any reason other than death, disability, or Retirement (as defined below), the Option shall immediately expire and cease to be exercisable.

B.	If the Participant ceases to be employed by the Company by reason of Retirement (as defined below), the Option shall continue to vest as set forth in the Term Sheet and these Standard Terms and Conditions and, subject to the special rules that apply in the event of death (as set forth in Paragraph D, below), shall remain exercisable until the earlier of (i) the fifth anniversary of the Participant’s cessation of employment with the Company or (ii) the Expiration Date (unless such Option shall sooner be surrendered for termination or expire). However, to the extent required by Section 422 of the Code, the Option shall cease to be an incentive stock option three months after the Participant ceases to be an employee of the Company and shall thereafter be a nonqualified stock option. For purposes hereof, a cessation of employment will be treated as a “Retirement” if (and only if) (a) the cessation of employment occurs after (I) the Participant has attained at least age 55 and been credited with at least five years of service with the Company and (II) the combination of the Participant’s age plus years of service is no less than 65; and (b) the Participant has signed a two-year non-competition agreement in a form acceptable to the Company.

C.	If the Participant ceases to be employed by the Company by reason of disability (as determined by the Administrator in its sole discretion), the Option shall remain exercisable only to the extent vested as of such cessation of employment and shall cease to be exercisable upon the earlier of (i) three months after the date of such cessation of employment or (ii) the Expiration Date (unless such Option shall sooner be surrendered for termination or expire).

D.	If the Participant dies either while in the employ of the Company or within five years after Retirement from the Company (as defined above), the Option shall be exercisable only to the extent vested as of the date of death and shall cease to be exercisable upon the earliest of (i) the first anniversary of the Participant’s death, (ii) the Expiration Date, or (iii) the fifth anniversary of the Participant’s termination date, as set forth in Paragraph B, above. If the Participant dies while actively employed, or within three months after the Participant’s cessation of employment with the Company, the Option will continue to be treated as an incentive stock option until the earliest of the dates described in the preceding sentence. If the Participant’s death occurs more than three (3) months after the Participant’s cessation of employment with the Company, the Option will cease to be an incentive stock option and will be treated as a nonqualified stock option.

E.	Notwithstanding any other provision of these Standard Terms and Conditions, in the event of a Change in Control, the Option shall become immediately exercisable in full (unless it shall sooner have been surrendered for termination or have expired).

F.	In the event of a public solicitation by any person, firm or corporation other than the Company, of tenders of 50% or more of the then outstanding Stock (known conventionally as a “tender offer”), the Administrator may (in its sole discretion) accelerate exercisability of the Option if the Participant is then employed with the Company, so that the Option shall become immediately exercisable in full; provided, however, that any such accelerated exercisability shall cease upon the expiration, termination or withdrawal of such “tender offer,” whereupon the Option shall be exercisable only to the extent that it would have been exercisable if no such acceleration or exercisability had been authorized.

4.	RESTRICTIONS ON RESALES OF OPTION SHARES

The Company may impose such restrictions, conditions, and limitations as it determines appropriate as to the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any shares of Stock issued as a result of the exercise of the Option, including (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant and other optionholders, and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

5.	TAXES

The Participant acknowledges that the delivery of shares of Stock following exercise of the Option will generally give rise to a withholding tax obligation, and that the issuance of             shares of Stock hereunder is conditioned on timely satisfying such withholding obligation. The Participant shall make arrangements satisfactory to the Company for satisfying such withholding obligations. The Administrator, in its sole discretion, may allow the Participant to satisfy all or part of such tax obligation through withholding of shares of Stock otherwise issuable to the Participant; the Participant transferring to Avnet nonrestricted shares of Stock previously owned by the Participant; and/or allowing the Participant to engage in a broker-assisted Regulation T simultaneous exercise and sale. No provision of the Plan, the Term Sheet, or these Standard Terms and Conditions shall be construed to transfer to the Company or any of its affiliates any responsibility to pay any income, employment, excise, or other taxes attributable to the grant or exercise of the Option or the disposition of the underlying shares.

6.	NON-TRANSFERABILITY OF OPTION

To the extent that the Option is intended to be an incentive stock option, and to the extent required by Section 422 of the Code, the Option: (i) shall be exercisable during the Participant’s lifetime only by the Participant, and (ii) may not be sold, transferred, pledged, assigned, exchanged, encumbered, or otherwise alienated or hypothecated, except by testamentary disposition by the Participant or the laws of descent and distribution.

If the Option is not an incentive stock option, then except to the extent permitted by this paragraph, the Option shall be exercisable during the Participant’s lifetime only by the Participant. The Option may not be sold, transferred, pledged, assigned, exchanged, encumbered, or otherwise alienated or hypothecated, except (i) by testamentary disposition by the Participant or the laws of descent and distribution, or (ii) to the extent otherwise permitted by the Plan, if (and only if) approved by the Administrator in its sole discretion.

7.	THE PLAN; DEFINED TERMS; ENTIRE AGREEMENT

In addition to these Standard Terms and Conditions, the Option shall be subject to the terms of the Plan, which are incorporated into these Standard Terms and Conditions by this reference. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan, and the rules of construction set forth in the Plan shall also apply to these Standard Terms and Conditions.

The Term Sheet, these Standard Terms and Conditions, and the Plan constitute the entire understanding between the Participant and the Company regarding the Option. Any prior agreements, commitments or negotiations concerning the Option are superseded.

8.	LIMITATION OF INTEREST IN SHARES SUBJECT TO OPTION

Neither the Participant (individually or as a member of a group) nor any beneficiary or other person claiming under or through the Participant shall have any right, title, interest, or privilege in or to any shares of Stock allocated or reserved for the purpose of the Plan or subject to the Term Sheet or these Standard Terms and Conditions, except as to such shares of Stock, if any, that have been issued to such person upon exercise of the Option or any part of it. Nothing in the Plan, the Term Sheet, these Standard Terms and Conditions, or any other instrument executed pursuant to the Plan shall confer upon the Participant any right to continue in the Company’s employ or service or limit in any way the Company’s right to terminate the Participant’s employment at any time and for any reason.

Neither the Award of this Option nor any shares of Stock issuable pursuant thereto shall be included in compensation for purposes of determining the amount payable to or on behalf of the Participant under any pension, savings, retirement, life insurance, or other employee or director benefits arrangement of the Company, unless otherwise determined by the plan sponsor.

9.	GENERAL

If any provision of these Standard Terms and Conditions is declared to be illegal, invalid, or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid, and enforceable, or otherwise deleted, and the remainder of these Standard Terms and Conditions shall not be affected except to the extent necessary to reform or delete such illegal, invalid, or unenforceable provision.

The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of these Standard Terms and Conditions, nor shall they affect its meaning, construction, or effect.

These Standard Terms and Conditions shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

The Participant acknowledges that a copy of the Plan, the Plan prospectus, and Avnet’s most recent annual report to its shareholders has been delivered to the Participant.

The Plan, the Term Sheet, and these Standard Terms and Conditions shall be governed, construed, interpreted, and administered solely in accordance with the laws of the state of New York, without regard to principles of conflicts of law.

All questions arising under the Plan, the Term Sheet, and these Standard Terms and Conditions shall be decided by the Administrator in its total and absolute discretion. It is expressly understood that the Administrator is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan, the Term Sheet, and these Standard Terms and Conditions; all such determinations shall be binding upon the Participant.

Exhibit 10.1 (c)

AVNET, INC.
TERM SHEET FOR 2010 STOCK COMPENSATION PLAN
PERFORMANCE STOCK UNIT AWARD
For 3-Year Performance Periods Commencing with FY201_ and Subsequent FYs

FOR GOOD AND VALUABLE CONSIDERATION, Avnet, Inc. (the “Company”), hereby grants to the Participant named below an award of performance stock units (the “Performance Stock Units” or “PSUs”) covering the three-year Performance Period defined in the Standard Terms and Conditions and the number of shares of its common stock (the “Stock”) specified below, upon the terms and conditions set forth in this Term Sheet, the Avnet, Inc. 2010 Stock Compensation Plan (the “Plan”) and the Standard Terms and Conditions for Performance Stock Units (the “Standard Terms and Conditions”) attached to this Term Sheet.

Name of Participant:

Grant Date:

Number of Share of Stock covered by PSUs:

Vesting Schedule:

The vesting conditions for the Performance Stock Units are set forth in the Standard Terms and Conditions.

By accepting this Term Sheet, the Participant acknowledges that he or she has received and read, and agrees that these Performance Stock Units shall be subject to, the terms of this Term Sheet, the Plan, and the Standard Terms and Conditions.

AVNET, INC.
Participant’s Printed Name Participant Signature
By:
Title:	Address (please print):

AVNET, INC.
2010 STOCK COMPENSATION PLAN
STANDARD TERMS AND CONDITIONS FOR
PERFORMANCE STOCK UNITS
FISCAL 201_ — FISCAL 201_ PERFORMANCE PERIOD

These Standard Terms and Conditions for Performance Stock Units (the “Standard Terms and Conditions”) apply to any Performance Stock Units granted under the Avnet, Inc. 2010 Stock Compensation Plan (the “Plan”) for the Fiscal 201       through Fiscal 201       Performance Period (as defined below) that are identified as performance stock units and evidenced by a Term Sheet or an action of the Administrator that refers to these Standard Terms and Conditions.

1.	TERMS OF PERFORMANCE STOCK UNITS

Avnet, Inc. (“Avnet”) has granted to the Participant named in the attached Term Sheet performance stock units (the “Performance Stock Units” or “PSUs”) covering the number of             shares of its common stock (the “Stock”) set forth in the Term Sheet, subject to the conditions set forth in the Term Sheet, these Standard Terms and Conditions, and the Plan. For purposes of these Standard Terms and Conditions and the Term Sheet, the “Company” refers to Avnet and its Subsidiaries.

2.	VESTING AND PERFORMANCE

The PSUs shall vest based upon a 3-year cumulative performance cycle, beginning as of            , 201       and ending on              , 201       — Fiscal 201       through 201       — (the “Performance Period”). The vesting of the Performance Stock Units is subject to (a) the Participant remaining continuously employed by or in the service of the Company from the Grant Date through the last day of the Performance Period and (b) Avnet achieving Relative Economic Profit (“EP”) Improvement (as defined herein) equal to at least the Threshold level set forth below. For purposes hereof:

•	“Relative EP Improvement” means the cumulative increase in Avnet’s economic profit during the Performance Period over its economic profit during the prior three-year period (e.g., Fiscal 201 through Fiscal 20 ) compared to the cumulative increase during the Performance Period in the economic profit of an index of peer companies consisting of the corporations listed on Exhibit A hereto, adjusted for size, and expressed as the percentage by which Avnet’s economic profit increase exceeds or is exceeded by that of the index.

•	“Economic profit” for a business means operating income after tax, less a capital charge on the amount of capital invested in the business. For purposes hereof, “operating income” excludes certain items as determined by the Administrator, such as restructuring charges, asset writedowns, impairments, and financial impacts of accounting, tax, and regulatory changes, etc.

The number of PSUs that will become vested (subject to satisfying the continuous employment requirement described above) shall be determined in accordance with the following matrix:

3-Year Size Adjusted Cumulative Relative	Percentage of PSUs Vesting
Economic Performance (EP) Improvement
Maximum: =+5.0%	200%

Target: 0.0%.	100%

Below Threshold: = -5%	0%

If Avnet’s actual Relative EP Improvement is between two achievement levels set forth in the table above, the percentage vesting shall be determined by interpolation. Notwithstanding the foregoing or any other provision of these Standard Terms and Conditions, with respect to the Performance Periods covering FY2008 through FY2010 and FY2009 through FY2011, the vesting percentage shall be limited to 100%.

Following the end of the Performance Period and the collection of relevant data necessary to determine the extent to which the performance goals set forth in this Paragraph 2 have been satisfied, the Administrator will determine: (a) the amount of Relative EP Improvement that was achieved by Avnet over the Performance Period; and (b) the percentage of the Performance Stock Units that vested as of the last day of the Performance Period. The Administrator shall make these determinations in its sole discretion; provided, however, that if the Participant is a “covered employee” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the level of achievement of Relative EP Improvement shall be determined in a manner that satisfies the requirements under Section 162(m) of the Code for performance-based compensation and shall be evidenced by written certification of the Compensation Committee of Avnet’s Board of Directors. For the avoidance of doubt, except as expressly provided otherwise in Paragraphs 4 through 6 herein below, any Performance Stock Units that do not vest in accordance with the foregoing shall expire without consideration on the last day of the Performance Period.

Upon the vesting of all or a portion of the PSUs, one share of Stock shall be issuable for each Performance Stock Unit that vests (the “PSU Shares”). Thereafter, Avnet shall transfer such PSU Shares to the Participant. Such transfer shall occur as soon as practicable after the satisfaction of all required tax withholding obligations, securities law registration and other requirements, and applicable stock exchange listing, and in any event no later than the last day of the “applicable 21/2 month period,” as defined in Treas. Reg. § 1.409A-1(b)(4)(i)(A).

No fractional shares shall be issued with respect to vesting of Performance Stock Units.

The Participant shall not acquire or have any rights as a shareholder of Avnet by virtue of these Standard Terms and Conditions (or the Award evidenced thereby) until the shares of Stock issuable pursuant to this Award are actually issued and delivered to the Participant in accordance with the terms of the Plan and these Standard Terms and Conditions.

3.	TERMINATION OF EMPLOYMENT OR SERVICE

Except as provided below with respect to death, disability, Retirement, or Change in Control, if the Participant ceases to be employed by or in the service of the Company for any reason before the Performance Stock Units have fully vested pursuant to Paragraph 2, the Participant shall immediately forfeit all of the Performance Stock Units without consideration.

4.	DEATH OR DISABILITY OF PARTICIPANT

If the Participant’s employment or service with the Company terminates by reason of the Participant’s death or disability (as determined by the Administrator in its sole discretion), the Participant shall vest in a pro-rata share of the PSUs equal to the number of PSUs that would have become vested had the Participant remained continuously employed by the Company through the end of the Performance Period (based on Avnet’s performance through the end of the Performance Period), multiplied by a fraction, the numerator of which is the number of full calendar quarters completed as of the date of death or disability, and the denominator of which is 12. The number of PSU Shares payable and the timing of the transfer of such PSU Shares shall be determined in accordance with Paragraph 2, above. All non-vested PSUs shall be forfeited.

5.	RETIREMENT

If the Participant’s employment or service with the Company terminates by reason of Retirement (as defined herein), the Participant shall vest in a pro-rata share of the PSUs equal to the number of PSUs that would have become vested had the Participant remained continuously employed by the Company through the end of the Performance Period (based on Avnet’s performance through the end of the Performance Period). For purposes hereof, a cessation of employment will be treated as a “Retirement” if (and only if) (a) the cessation of employment occurs after (I) the Participant has attained at least age 55 and been credited with at least five years of service with the Company and (II) the combination of the Participant’s age plus years of service is no less than 65; and (b) the Participant has signed a non-competition agreement in a form acceptable to the Company, covering the longer of two years or the period from such cessation of employment through the end of the Performance Period. The number of PSU Shares payable and the timing of the transfer of such PSU Shares shall be determined in accordance with Paragraph 2, above. All non-vested PSUs shall be forfeited.

6.	CHANGE IN CONTROL

In the event of a Change in Control, the Performance Stock Units shall become immediately and fully vested and payable, and one share of Stock shall be issued for each Performance Stock Unit no later than the last day of the “applicable 21/2 month period,” as defined in Treas. Reg. § 1.409A-1(b)(4)(i)(A).

7.	TAXES

The Participant acknowledges that the delivery of unrestricted shares of Stock following vesting of a Performance Stock Unit will generally give rise to a withholding tax obligation, and that the issuance of shares of Stock hereunder is conditioned on timely satisfying such withholding obligation. The Participant shall make arrangements satisfactory to the Company for satisfying such withholding obligations. The Administrator, in its sole discretion, may allow the Participant to satisfy all or part of such tax obligation through withholding of shares of Stock otherwise issuable to the Participant, with the amount of the withholding to be credited based on the current Fair Market Value of the Stock. No provision of the Plan, the Term Sheet, or these Standard Terms and Conditions shall be construed to transfer to the Company or any of its affiliates any responsibility to pay any income, employment, excise, or other taxes attributable to a Performance Stock Unit.

8.	THE PLAN; DEFINED TERMS; ENTIRE AGREEMENT

In addition to these Standard Terms and Conditions, the Performance Stock Units shall be subject to the terms of the Plan, which are incorporated into these Standard Terms and Conditions by this reference. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan, and the rules of construction set forth in the Plan shall also apply to these Standard Terms and Conditions.

The Term Sheet, these Standard Terms and Conditions, and the Plan constitute the entire understanding between the Participant and the Company regarding the Performance Stock Units. Any prior agreements, commitments or negotiations concerning the Performance Stock Units are superseded.

9.	RESTRICTIONS ON RESALES

The Company may impose such restrictions, conditions, and limitations as it determines appropriate as to the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any shares of Stock issued pursuant to the Performance Stock Units, including (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant and other holders of awards granted under the Plan, and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

10.	NO ASSIGNMENT

Performance Stock Units granted under the Plan may not be sold, transferred, pledged, assigned, exchanged, encumbered or otherwise alienated or hypothecated until the Performance Stock Units have vested and the corresponding shares of Stock have been issued, except to the limited extent permitted by the Plan and approved by the Administrator in its sole discretion.

11.	GENERAL

If any provision of these Standard Terms and Conditions is declared to be illegal, invalid, or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid, and enforceable, or otherwise deleted, and the remainder of these Standard Terms and Conditions shall not be affected except to the extent necessary to reform or delete such illegal, invalid, or unenforceable provision.

The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of these Standard Terms and Conditions, nor shall they affect its meaning, construction, or effect.

These Standard Terms and Conditions shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors, and assigns.

The Participant acknowledges that a copy of the Plan, the Plan prospectus, and Avnet’s most recent annual report to its shareholders has been delivered to the Participant.

Nothing in the Plan, the Term Sheet, these Standard Terms and Conditions, or any other instrument executed pursuant to the Plan shall confer upon the Participant any right to continue in the Company’s employ or service or limit in any way the Company’s right to terminate the Participant’s employment or service at any time and for any reason.

Neither this Award nor any shares of Stock issuable hereunder shall be included in compensation for purposes of determining the amount payable to or on behalf of the Participant under any pension, savings, retirement, life insurance, or other employee or director benefits arrangement of the Company, unless otherwise determined by the plan sponsor.

The Plan, the Term Sheet, and these Standard Terms and Conditions shall be governed, construed, interpreted, and administered solely in accordance with the laws of the state of New York, without regard to principles of conflicts of law.

All questions arising under the Plan, the Term Sheet, and these Standard Terms and Conditions shall be decided by the Administrator in its total and absolute discretion. It is expressly understood that the Administrator is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan, the Term Sheet, and these Standard Terms and Conditions; all such determinations shall be binding upon the Participant.

Exhibit 10.1 (d)

To:

From:	Ray Sadowski
Date:
Re:	Long-Term Incentive Plan – Restricted Stock Unit

Attached please find information related to the issuance of shares of Avnet, Inc. Common Stock (“Shares”) that you may earn under the Avnet, Inc. 2010 Stock Compensation Plan (the “Plan”).

You are entitled to receive Shares in five (5) annual installments commencing in January   , provided that you are continuously employed by Avnet or one of its Subsidiaries through the installment date. You will receive in each January a letter confirming the delivery of your award.

In most tax jurisdictions, you will have the obligation to pay income taxes on the value of these Shares when are delivered to you in each January and not when they are awarded. In general, the value of the Shares will be the number of Shares delivered times the fair market value per Share on the January delivery date (the “FMV”). In the U.S., delivery of your Shares will be subject to withholding for employment and income taxes. For participants residing in other countries, you will be subject to the laws of the appropriate taxing jurisdiction, which in most cases results in taxable income equal to the value of the shares received as noted above. Should you have any questions concerning the taxability of these shares, please call the Tax Department at the Corporate office in Phoenix.